Northwestern Mutual Series Fund, Inc.

Supplement Dated November 28, 2017 to the

Statement of Additional Information Dated May 1, 2017

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2017, as supplemented May 24, 2017, June 2, 2017 and October 10, 2017. You should read this Supplement together with the SAI.

Fee Update to Government Money Market Portfolio

Government Money Market Portfolio

The SAI is amended by replacing the third sentence of the paragraph relating to BlackRock Advisors, LLC (“BlackRock”) that appears on page B-70 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” with the following:

“Effective November 17, 2017, for the services provided for the Government Money Market Portfolio, Mason Street Advisors pays BlackRock a fee at the annual rate of 0.08% of the Portfolio’s net assets on the first $500 million, reduced to 0.06% on the next $250 million, 0.04% on the next $250 million and 0.03% on assets over $1 billion.”

Please retain this Supplement for future reference.